UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2005

Commission File Number 1-9317

HRPT PROPERTIES TRUST

Maryland	04-6558834
(State of Organization)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

617-332-3990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this amendment is to amend Exhibit 99.1 and Exhibit 99.2 to the Current Report on Form 8-K (the “Original Form 8-K”) filed by HRPT Properties Trust (the “Company”) on February 15, 2005, to correct two immaterial typographical errors in Exhibit 99.1 and to remove the first of two tables labeled “Same Property Results and Analysis by Major Market” appearing in Exhibit 99.2 which was inadvertently included.  Exhibits 99.1 and 99.2 to the Original Form 8-K, as corrected, are attached hereto and supersede in their entirety the respective exhibits furnished pursuant to the Original Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

The Company hereby furnishes the following exhibits:

99.1         Press release dated February 15, 2005.

99.2         Fourth Quarter 2004 Supplemental Operating and Financial Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST

By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer
Dated: February 15, 2005